Reconciliations of Non-GAAP Financial Measures

March 31, 2024

(Unaudited)

SABRA HEALTH CARE REIT, INC.
2024 OUTLOOK

The table below sets forth our 2024 guidance (per diluted common share):

	Low	High
Net income	$0.53	$0.57
Add:
Depreciation and amortization of real estate assets	0.76	0.76
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	0.04	0.04
FFO	$1.33	$1.37

Normalizing items	0.01	0.01
Normalized FFO attributable to common stockholders	$1.34	$1.38

FFO attributable to common stockholders	$1.33	$1.37
Stock-based compensation expense	0.04	0.04
Non-cash rental and related revenues	(0.03)	(0.03)
Non-cash interest expense	0.04	0.04
AFFO	$1.38	$1.42

Normalizing items	0.01	0.01
Normalized AFFO attributable to common stockholders	$1.39	$1.43

The foregoing projections reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2024	2023
Net income (loss)	$26,254	$(9,487)
Add:
Depreciation and amortization of real estate assets	42,914	52,827
Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures	2,229	2,048
Net loss on sales of real estate	—	21,515
Impairment of real estate	3,137	7,064
FFO	$74,534	$73,967
Write-offs of cash and straight-line rental income receivable and lease intangibles	2,921	540
Loss on extinguishment of debt	—	1,541
Recovery of loan losses	(137)	(208)
Other normalizing items (1)	1,121	1,037
Normalized FFO	$78,439	$76,877
FFO	$74,534	$73,967
Stock-based compensation expense	2,521	2,229
Non-cash rental and related revenues	591	(2,398)
Non-cash interest income	7	(392)
Non-cash interest expense	3,071	3,014
Non-cash portion of loss on extinguishment of debt	—	1,541
Recovery of loan losses	(137)	(208)
Other adjustments related to unconsolidated joint ventures	153	69
Other adjustments	410	403
AFFO	$81,150	$78,225
Other normalizing items (1)	1,106	1,021
Normalized AFFO	$82,256	$79,246
Amounts per diluted common share:
Net income (loss)	$0.11	$(0.04)
FFO	$0.32	$0.32
Normalized FFO	$0.34	$0.33
AFFO	$0.35	$0.34
Normalized AFFO	$0.35	$0.34
Weighted average number of common shares outstanding, diluted:
Net income (loss)	233,365,031	231,164,876
FFO and Normalized FFO	233,365,031	231,892,769
AFFO and Normalized AFFO	234,671,379	233,168,932

(1)     Other normalizing items for FFO and AFFO primarily include triple-net operating expenses, net of recoveries.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Adjusted EBITDA, as adjusted and Annualized Adjusted EBITDA, as adjusted
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

Three Months Ended
March 31, 2024
Net income	$26,254
Interest	28,408
Income tax expense	453
Depreciation and amortization	42,914
EBITDA	$98,029
Loss from unconsolidated joint ventures	595
Distributions from unconsolidated joint venture	1,404
Stock-based compensation expense	2,521
Acquisition and transaction costs	247
Provision for loan losses and non-cash revenue write-offs	2,816
Impairment of real estate	3,137
Other expense	350
Adjusted EBITDA (1)	$109,099
Adjustments for current period activity (2)	85
Adjusted EBITDA, as adjusted	$109,184
Adjusted EBITDA, as adjusted, annualized	$436,736

March 31, 2024
Secured debt	$47,640
Revolving credit facility	146,127
Term loans	540,760
Senior unsecured notes	1,750,000
Consolidated Debt	2,484,527
Cash and cash equivalents	(59,927)
Net Debt	$2,424,600

March 31, 2024
Net Debt	$2,424,600
Annualized Adjusted EBITDA, as adjusted	$436,736
Net Debt to Adjusted EBITDA	5.55x

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Adjustments for current period activity give effect to the acquisitions and dispositions completed during the period as though such acquisitions and dispositions were completed as of the beginning of the period.
See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of Income (Loss)
Supplemental Information
(in thousands)

	Three Months Ended March 31,
	2024	2023
Cash rental income	$89,036	$89,657
Straight-line rental income	1,152	1,347
Write-offs of cash and straight-line rental income receivable and lease intangibles	(2,954)	(518)
Above/below market lease amortization	1,211	1,568
Operating expense recoveries	3,331	3,816
Rental and related revenues	$91,776	$95,870

See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues and Cash NOI
(in thousands)

	Three Months Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Revenues:
Resident fees and services	$56,721	$58,428	$59,748	$61,256	$66,031
Loss from unconsolidated joint ventures:
Resident fees and services	8,831	9,760	9,950	10,007	10,362
Resident fees and services not included in same store (1)	(8,857)	(10,770)	(11,260)	(11,754)	(16,403)
Same store resident fees and services	$56,695	$57,418	$58,438	$59,509	$59,990

Net (loss) income	$(9,487)	$21,188	$(15,101)	$17,156	$26,254
Adjustments:
Net loss (income) not related to Senior Housing - Managed	118	(19,638)	18,275	(13,562)	(21,673)
Depreciation and amortization	11,131	12,279	11,885	11,707	12,084
Other income	—	—	(470)	—	(898)
Net loss (gain) on sale of real estate	10,484	(18)	(9)	5	—
Loss from unconsolidated joint ventures	838	653	645	761	595
Sabra's share of unconsolidated joint ventures' Net Operating Income	2,026	2,681	2,612	2,425	2,690
Cash Net Operating Income	$15,110	$17,145	$17,837	$18,492	$19,052
Cash Net Operating Income not included in same store (1)	(636)	(1,966)	(1,931)	(2,357)	(3,204)
Same store Cash Net Operating Income	$14,474	$15,179	$15,906	$16,135	$15,848

(1)    Includes adjustments for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.
See reporting definitions.                        6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Property Type
(in thousands)

	Three Months Ended March 31, 2024
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$37,640	$7,060	$5,176	$(595)	$11,641	$5,130	$3,303	$8,940	$(40,400)	$26,254
Adjustments:
Depreciation and amortization	21,597	4,144	12,084	—	16,228	3,557	1,461	—	71	42,914
Interest	204	219	—	—	219	—	—	—	27,985	28,408
General and administrative	—	—	—	—	—	—	—	—	11,890	11,890
Recovery of loan losses	—	—	—	—	—	—	—	—	(137)	(137)
Impairment of real estate	3,137	—	—	—	—	—	—	—	—	3,137
Other (income) expense	—	—	(898)	—	(898)	—	—	—	138	(760)
Loss from unconsolidated joint ventures	—	—	—	595	595	—	—	—	—	595
Income tax expense	—	—	—	—	—	—	—	—	453	453
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	2,690	2,690	—	—	—	—	2,690

Net Operating Income	$62,578	$11,423	$16,362	$2,690	$30,475	$8,687	$4,764	$8,940	$—	$115,444

Non-cash revenue and expense adjustments	(1,283)	(738)	—	—	(738)	2,702	(59)	7	—	629

Cash Net Operating Income	$61,295	$10,685	$16,362	$2,690	$29,737	$11,389	$4,705	$8,947	$—	$116,073

Annualizing adjustments (1)	190,477	31,818	49,907	8,069	89,794	32,030	14,134	25,753	—	352,188

Annualized Cash Net Operating Income	$251,772	$42,503	$66,269	$10,759	$119,531	$43,419	$18,839	$34,700	$—	$468,261

Reallocation adjustments (2)	652	5,871	—	—	5,871	24,426	—	(30,949)	—	—

Annualized Cash Net Operating Income, as adjusted	$252,424	$48,374	$66,269	$10,759	$125,402	$67,845	$18,839	$3,751	$—	$468,261

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
(2)    Adjustments to reflect Annualized Cash Net Operating Income from mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
See reporting definitions.                        7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Source
(in thousands)

	Three Months Ended March 31, 2024
	Private Payors	Non-Private Payors	Other	Corporate	Total
Net income (loss)	$19,339	$38,375	$8,940	$(40,400)	$26,254
Adjustments:
Depreciation and amortization	21,991	20,852	—	71	42,914
Interest	231	192	—	27,985	28,408
General and administrative	—	—	—	11,890	11,890
Recovery of loan losses	—	—	—	(137)	(137)
Impairment of real estate	2,708	429	—	—	3,137
Other (income) expense	(898)	—	—	138	(760)
Loss from unconsolidated joint ventures	595	—	—	—	595
Income tax expense	—	—	—	453	453
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	2,690	—	—	—	2,690

Net Operating Income	$46,656	$59,848	$8,940	$—	$115,444

Non-cash revenue and expense adjustments	1,120	(498)	7	—	629

Cash Net Operating Income	$47,776	$59,350	$8,947	$—	$116,073

Annualizing adjustments (1)	140,940	185,495	25,753	—	352,188

Annualized Cash Net Operating Income	$188,716	$244,845	$34,700	$—	$468,261

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
See reporting definitions.                        8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Three Months Ended March 31, 2024
	Signature Healthcare	Ensign Group	Avamere Family of Companies	Signature Behavioral	Recovery Centers of America	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$1,914	$6,926	$6,439	$5,953	$6,393	$3,594	$35,435	$(40,400)	$26,254
Adjustments:
Depreciation and amortization	3,392	3,246	2,969	2,242	480	1,782	28,732	71	42,914
Interest	—	—	—	—	—	—	423	27,985	28,408
General and administrative	—	—	—	—	—	—	—	11,890	11,890
Recovery of loan losses	—	—	—	—	—	—	—	(137)	(137)
Impairment of real estate	2,661	—	—	—	—	—	476	—	3,137
Other (income) expense	—	—	—	—	—	—	(898)	138	(760)
Loss from unconsolidated joint ventures	—	—	—	—	—	—	595	—	595
Income tax expense	—	—	—	—	—	—	—	453	453
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	—	—	—	2,690	—	2,690

Net Operating Income	$7,967	$10,172	$9,408	$8,195	$6,873	$5,376	$67,453	$—	$115,444

Non-cash revenue and expense adjustments	6	12	26	(170)	(51)	(987)	1,793	—	629

Cash Net Operating Income	$7,973	$10,184	$9,434	$8,025	$6,822	$4,389	$69,246	$—	$116,073

Annualizing adjustments (1)	33,700	30,397	27,808	24,073	20,583	13,278	202,349	—	352,188

Annualized Cash Net Operating Income	$41,673	$40,581	$37,242	$32,098	$27,405	$17,667	$271,595	$—	$468,261

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
See reporting definitions.                        9

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis.
Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
See reporting definitions.                        10

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health.
See reporting definitions.                        11